Global Corporate Services Overview Mike Lafitte President, Institutional & Corporate Services Exhibit 99.7

#1 Provider Of Every Outsourced Real Estate Service
* Including affiliates
200+ global
consultants
6,000
professionals
1.9 BSF under
management*
$20 billion opex
under
management
2,500 project
managers
$3 billion capex
managed
5,300 brokers
worldwide
$264 billion in
transactions
Organizational
design
Portfolio
optimization
Workplace
strategy
Land use analysis
and strategy
Fiscal and
economic impact
analysis
Sourcing and
procurement
Operations and
maintenance
Energy services
Health, safety and
security
Environmental
sustainability
Full service
outsourcing
Program
management
One-off integrated
transaction
management/
project
management
Moves, adds,
changes
Global execution
of transactions
with a portfolio-
wide focus
Optimize portfolio
Lease
administration
services
Multiple-
transaction focus
Consulting
Property and
Facilities
Project
Management
Transaction
Management

How GCS Business Works
Large occupiers – Corporate, Healthcare and
Government
“Portfolio-wide” services – not limited to individual
deals or transactions
Multiple services; cross-selling opportunities
Contractual relationships
Relationships over years; recurring revenue

How Our Clients Buy
Contract w/ Renewable Term
Contract w/ Finite Term
No Contract – Deal by Deal
Brokerage
One-off/Local
Programs
(e.g., Compliance,
Operational Refit,
Growth, Rebranding)
(Single or
Multiple Services)
Full Service - Domestic
Portfolio
Full Service –
Global
Preferred
Brokerage & PJM–
No Contract
Single Transaction + PJM
One-off/Local
Projects

Real Estate Outsourcing Market Opportunity:
30% increase in corporate real estate centralization
expected over the next 3 years – a prelude to
outsourcing
(1)
90% expect outsourced corporate real estate spend to
increase – with 45% expecting it to “increase
greatly”
(2)
30% increase in real estate outsourcing RFPs
received in 2007
(1) Deloitte, 2008
(2) CoreNet, 2007
Continued Real Estate Outsourcing Growth by Corporates

Corporate real estate major determinant of company’s
environmental impact
(1)
LEED-registered projects are set to account for 25%
of all new construction in the U.S.
(2)
75% cite energy utilization as an important or very
important issue in their organization
(3)
50% workplace utilization increasingly common
(4)
(1) Deloitte, 2007
(2) Frost & Sullivan, 2008
(3) CoreNet, 2008
(4) CBRE Consulting
Clients Seeking New Facility Services
(e.g. Environmental Sustainability,
Energy, Space Utilization)
Real Estate Outsourcing Market Opportunity:

Shared services (including real estate) are
increasingly being globalized
(1)
EMEA outpaces Americas in outsourcing growth for
first time in 2007
(2)
Non-U.S. companies (especially Europe) leading in
demand for sustainable facility services
(3)
(1) Deloitte, 2007
(2) TPI, 2008
(3) CORENET, 2007
Non-U.S. Companies Adopting Real Estate Outsourcing
Real Estate Outsourcing Market Opportunity:

Top 100 hospital systems = ~1 billion s.f.
Over 10% YOY growth in healthcare outsourcing
service contracts
(1)
U.S. Federal portfolio = ~3.9 billion s.f.
(2)
Annual U.S. Federal contract spend
(2)
• $21 billion for operations of government-owned
facilities
• $19 billion for construction of structures and facilities
(1) Modern Healthcare, 2007
(2) Federal Real Property report, 2006
Healthcare and Government/Public Sectors Just
Beginning Real Estate Outsourcing
Real Estate Outsourcing Market Opportunity:

Outsourcing Services:  CBRE Differentiators
Global coverage and local market intelligence
Industry’s largest base of global consultants and subject matter experts in each service line
Account management approach – integration of services
Leading platform infrastructure
• Accounting
• HR
• IT
• Procurement
Sophisticated performance management and customer
satisfaction

CBRE INSIGHT

Overall Client Satisfaction (Ave. Dashboard Rating)
Occupancy Cost (Actual to Budget Variance)
SF/Employee
MarketStrike Potential Savings Opportunities
% Vacancy
Average project cycle time

CBRE CB RICHARD ELLIS

Turning Information into Insight
EXECUTIVES
STRATEGISTS
SERVICE LINE
PRACTITIONERS
Single application, fully integrated dashboard.
Proprietary diagnostic toolset for organization,
portfolio & operational assessments, current and
future market & econometric analysis and
industry benchmarks.
Comprehensive suite of application solutions to
drive labor efficiencies and ensure consistent
processes across the portfolio
Portfolio
Optimization
Rent & Opex
Savings
Opportunities
Labor
Efficiencies
and Process
Consistency
Sourcing
Insight
Utility
Insight
Financial
Insight
Service
Insight
Project
Insight
Portfolio
Insight

Recent GCS Successes
Significant new contracts won in 2007
• 30% are for two or more services
• 70% utilized existing local CBRE brokerage
relationships
Nearly 50% of new 2007 wins included non-U.S.
geography in service scope
70% of 2007 new business revenue came from client
expansions
Renewed >95% of 2007 expiring contracts

2007 100 The Global Outsourcing IAOP

CoreNet Global

MPF

Euromoney

Boeing

GMAC

Fifth Third Bank

Baylor

Nestlé

Dow

at&t

Chrysler
Engineered Beautifully

Hertz

Nissan

ExxonMobil

CBRE
CB Richard Ellis

Recent GCS Successes Top ranked Consultancy Firm Top Global Corporate Real Estate Services CoreNet H. Bruce Russell Global Innovator’s award Named Top Outsourcing Provider by IAOP Recognition Clients

2008 Initiatives
Continue cross-selling to current GCS clients
Accelerate Healthcare and Government/public sector verticals
Deepen global services/platform
Lead industry in environmental/energy services, consulting and technology
Drive outsourcing services to CBRE’s “middle market” brokerage relationships
Targeted acquisitions

Hertz

Nestlé

Dow

ORACLE

BAYLOR

CBRE
CB RICHARD ELLIS

GCS 2007/2008 Case Studies
3,000 locations
Full service contract
Multiple geographic regions
Centralizing real estate function and beginning to outsource
Decided to explore Facilities Management and came to market for
5 million s.f. in EMEA
Client >13 years
Full service contract; multiple geographic regions
Facilities Management services for new headquarters facility in
Shanghai, China
Awarded Transaction Management services in United States
After signing contract, expanded scope into EMEA
Client >8 years
Renewed full service outsourcing
200-person account team